UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

LogicMark, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36616	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 Diode Lane Louisville, KY	40299
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 442-7911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LGMK	The Nasdaq Stock Market LLC*

*	On May 29, 2025, The Nasdaq Stock Market LLC determined to commence proceedings to delist and immediately suspend trading in LogicMark, Inc.’s common stock, par value $0.0001 per share.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 29, 2025, LogicMark, Inc., a Nevada corporation (the “Company”, “we”, “us” or “our”), received a letter (the “Letter”) from the Hearings Panel (the “Panel”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Panel has determined to delist the Company’s common stock, par value $0.0001 per share (“Common Stock”), from the Nasdaq Capital Market solely as a result of the Company’s failure to comply with the minimum bid price requirement of $1.00 per share pursuant to Nasdaq Listing Rule 5550(a)(2).

Pursuant to the Letter, the Panel also indicated that it makes no finding as to any public interest concerns or non-compliance by the Company pursuant to Nasdaq Listing Rule 5101 with respect to its February 2025 offering. The Company does not intend to appeal such determination by the Panel.

The Letter provides that the Common Stock will be suspended at the open of trading on June 2, 2025. The Company expects that a Form 25 will be filed with the U.S. Securities and Exchange Commission (the “SEC”), which would remove the Common Stock from listing on the Nasdaq Capital Market. Following the suspension of trading on the Nasdaq Capital Market, the Company intends for its Common Stock to be publicly quoted on a market operated by the OTC Markets Group Inc. (“OTC”) under its existing symbol “LGMK” beginning on June 2, 2025.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) contains forward-looking statements. Such forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions, including those related to Nasdaq’s determination to delist the Common Stock or the quotation of the Common Stock on the OTC, which can be identified by terminology such as “may,” “will,” “expects,” “anticipates,” “aims,” “potential,” “future,” “intends,” “plans,” “believes,” “estimates,” “continue,” “likely to” and other similar expressions intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are not historical facts and are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict, many of which are beyond the Company’s control, including risks related to Nasdaq’s determination to delist the Common Stock and the quotation of the Common Stock on the OTC, and other risks that may be included in the periodic reports and other filings that the Company files from time to time with the SEC. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2025	LogicMark, Inc.

	By:	/s/ Mark Archer
	Name:	Mark Archer
	Title:	Chief Financial Officer

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